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Exhibit 10.1


                                SECOND AMENDMENT
                                       TO
                        APPLIED MICROSYSTEMS CORPORATION
                           1992 PERFORMANCE STOCK PLAN

       THIS SECOND AMENDMENT to the APPLIED MICROSYSTEMS CORPORATION 1992 PERFORMANCE STOCK PLAN is adopted as of March 25, 1996, by APPLIED MICROSYSTEMS CORPORATION, a Washington corporation (the "Company"), subject to approval by the shareholders of the Company.

The Company's 1992 Performance Stock Plan (the "1992 Plan") is hereby amended as follows:

       1. Section 2 of the 1992 Plan is amended by substituting "1,775,317 shares" in place of "1,525,317 shares."

       2. Section 4(a) of the 1992 Plan is amended by adding the following provision at the end of the first sentence of that paragraph:

           The number of shares subject to any option or options granted to any person in one calendar year shall not exceed 375,000.

       3. Except as amended hereby, the 1992 Plan as previously amended shall remain in full force and effect.


       IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.


                             APPLIED MICROSYSTEMS CORPORATION


                             By    /s/  A. James Beach
                                -------------------------------------
                                  A. James Beach
                                  Vice President, Chief Financial Officer,
                                  Secretary and Treasurer
                                  (Principal Financial and Accounting Officer)



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